UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 3, 2025

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Expedia Group Way W.
Seattle, Washington 98119
(Address of principal executive offices) (Zip code)
(206) 481-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 3, 2025, Expedia Group, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). Stockholders voted on three proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2025 (the “2025 Proxy Statement”). The certified results are set forth below.

At the close of business on April 4, 2025, the record date for determining stockholders entitled to vote at the 2025 Annual Meeting, there were 122,041,402 shares of the Company’s common stock and 5,523,452 shares of the Company’s Class B common stock outstanding and entitled to vote. Each share of common stock was entitled to one vote and each share of Class B common stock was entitled to 10 votes. Holders of 109,719,463 shares of common stock and 5,523,452 shares of Class B common stock were represented in person or by proxy, representing 164,953,983 total votes and constituting a quorum.
Proposal 1 – Election of Directors. Stockholders elected 11 directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are duly elected and qualified (or, if earlier, their removal or resignation). Three directors were elected solely by holders of common stock (the “Common Stock Nominees”) and eight directors were elected by holders of common stock and Class B common stock voting together as a single class (the “Combined Stock Nominees”). Votes were as follows:

	For	Withheld	Broker Non-Votes
Common Stock Nominees
M. Moina Banerjee	97,081,484	2,833,764	9,804,215
Patricia Menendez Cambo	96,515,035	3,400,213	9,804,215
Alexandr Wang	98,478,920	1,436,328	9,804,215
Combined Stock Nominees
Beverly Anderson	151,216,055	3,933,713	9,804,215
Chelsea Clinton	141,328,313	13,821,455	9,804,215
Barry Diller	126,911,252	28,238,516	9,804,215
Henrique Dubugras	153,765,975	1,383,793	9,804,215
Ariane Gorin	152,779,723	2,370,045	9,804,215
Craig Jacobson	120,009,191	35,140,577	9,804,215
Dara Khosrowshahi	134,553,783	20,595,985	9,804,215
Alex von Furstenberg	143,337,682	11,812,086	9,804,215
Proposal 2 – Advisory vote on the compensation of the Company's named executive officers. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2025 Proxy Statement by voting as follows:

For	Against	Abstain	Broker Non-Votes
116,824,794	38,236,119	88,855	9,804,215
Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm. Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 by voting as follows:

For	Against	Abstain
159,134,314	5,739,613	80,056

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert Dzielak
Robert Dzielak
Chief Legal Officer and Secretary
Dated: June 5, 2025